UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 550

Framingham, Massachusetts 01701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (508) 663-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2010, The Princeton Review, Inc. (the “Company”) entered into (i) a first amendment to credit agreement (the “Credit Agreement”) with the guarantors party thereto, the Lenders (as defined therein) and General Electric Capital Corporation as administrative agent (the “Amendment to Credit Agreement”), (ii) a second amendment to bridge note purchase agreement (the “Bridge Note Purchase Agreement”) with Sankaty Advisors, LLC as collateral agent (the “Amendment to Bridge Note Purchase Agreement”), the guarantors party thereto and the purchasers party thereto (iii) a first amendment to senior subordinated note purchase agreement (the “Senior Subordinated Note Purchase Agreement”) with the guarantors party thereto and the purchasers party thereto (the “Amendment to Senior Subordinated Note Purchase Agreement”) and (iv) a first amendment to securities purchase agreement (the “Securities Purchase Agreement” and together with the Credit Agreement, the Bridge Note Purchase Agreement and the Senior Subordinated Note Purchase Agreement, collectively, the “Financing Documents”) with the guarantors party thereto and the purchasers party thereto (the “Amendment to Securities Purchase Agreement” and together with the Amendment to Credit Agreement, the Amendment to Bridge Note Purchase Agreement and the Amendment to Senior Subordinated Note Purchase Agreement, collectively, the “Amendments”).

The Amendments provide the Company with greater flexibility by adjusting the leverage ratio and fixed charge coverage ratio covenants contained in the Financing Documents and increasing the amount which the Company is permitted to invest in strategic ventures. The Amendments also contemplate the prepayment of all or a portion of the Company’s obligations under the Bridge Note Purchase Agreement, which is the current intent of the Company.

The foregoing descriptions of the First Amendment to Credit Agreement, Second Amendment to Bridge Note Purchase Agreement, First Amendment to Senior Subordinated Note Purchase Agreement and First Amendment to Securities Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such amendments, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Information contained in this Current Report on Form 8-K that relates to the Company’s intent to prepay all or a portion of its obligations under the Bridge Note Purchase Agreement constitutes “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, entered into as of April 23, 2010, by and among The Princeton Review, Inc., the guarantors party thereto, the Lenders (as defined therein) and General Electric Capital Corporation as administrative agent

10.2	Second Amendment to Bridge Note Purchase Agreement, entered into as of April 23, 2010, by and among The Princeton Review, Inc., Sankaty Advisors, LLC as Collateral Agent, the guarantors party thereto and the purchasers party thereto

10.3	First Amendment to Senior Subordinated Note Purchase Agreement, entered into as of April 23, 2010, by and among The Princeton Review, Inc., the guarantors party thereto and the purchasers party thereto

10.4	First Amendment to Securities Purchase Agreement, entered into as of April 23, 2010, by and among The Princeton Review, Inc., the guarantors party thereto and the purchasers party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.

Dated: April 29, 2010	/s/ Neal S. Winneg
Name: Neal S. Winneg Title: Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, entered into as of April 23, 2010, by and among The Princeton Review, Inc., the guarantors party thereto, the Lenders (as defined therein) and General Electric Capital Corporation as administrative agent

10.2	Second Amendment to Bridge Note Purchase Agreement, entered into as of April 23, 2010, by and among The Princeton Review, Inc., Sankaty Advisors, LLC as Collateral Agent, the guarantors party thereto and the purchasers party thereto

10.3	First Amendment to Senior Subordinated Note Purchase Agreement, entered into as of April 23, 2010, by and among The Princeton Review, Inc., the guarantors party thereto and the purchasers party thereto

10.4	First Amendment to Securities Purchase Agreement, entered into as of April 23, 2010, by and among The Princeton Review, Inc., the guarantors party thereto and the purchasers party thereto

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